UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-05723

Name of Fund:  Merrill Lynch Developing Capital Markets Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Merrill Lynch Developing Capital Markets Fund,
     Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 12/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Developing Capital Markets
Fund, Inc.


Semi-Annual Report
December 31, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Developing Capital Markets Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch Developing Capital Markets Fund, Inc.



Portfolio Information as of December 31, 2004


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Samsung Electronics Co., Ltd.                     4.5%
Petroleo Brasileiro SA                            3.2
Cia Vale do Rio Doce                              2.9
Haci Omer Sabanci Holding AS                      2.5
Banco Itau Holding Financeira SA                  2.4
Standard Bank Group Ltd.                          2.3
America Movil SA de CV                            2.3
FirstRand Ltd.                                    1.8
ABSA Group Ltd.                                   1.7
Cathay Financial Holding Co., Ltd.                1.7



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

South Korea                                      15.0%
Brazil                                           13.3
South Africa                                     13.1
Taiwan                                           12.2
India                                             7.1
Turkey                                            6.5
Mexico                                            6.2
Malaysia                                          6.0
Thailand                                          5.5
Hong Kong                                         5.0
Israel                                            3.1
Chile                                             1.9
Hungary                                           1.0
Philippines                                       0.9
Singapore                                         0.8
Indonesia                                         0.7
Peru                                              0.6
Czech Republic                                    0.6
Ireland                                           0.5



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004



A Letter From the President and Chief Investment Officer


Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success - particularly during uncertain times - is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund provided positive double-digit returns for the period, tracking the performance of its benchmark and benefiting from exposure to stocks in Brazil, India and Russia.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2004, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +26.98%, +26.45%, +26.49% and +27.15%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund's performance was in line with the +26.95% return of the benchmark Morgan Stanley Capital International Emerging Markets (MSCI EM) Index and exceeded the +25.74% average return of the Lipper Emerging Markets Funds category for the same six-month period. (Funds in this Lipper category invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's gross national product per capita or other economic measures.)

The Fund's performance was particularly strong during the second half of the period. However, for the full six months, the Fund's exposure to Brazil, India and Russia contributed most to relative results. By contrast, our weightings in Turkey and the Southeast Asian markets of Thailand, Malaysia and the Philippines detracted from performance.

In Brazil, the Fund benefited from its overweight position as well as from successful stock selection, with Banco Itau Holding Financeiro SA and toll-road operator Cia de Concessoes Rodoviarias producing especially strong results. In India, a number of bank holdings, especially ICICI Bank Limited, helped performance. We also benefited from stocks such as Bharat Heavy Electricals, a maker of boilers, turbines and other power equipment, and Mahindra & Mahindra Ltd., a farm equipment and vehicle manufacturer. Both companies garnered support from the continued improvement in India's economy. Finally, our underweight position in Russia, especially troubled oil giant Yukos, helped the Fund's results over the past six months.

Although our overweight position in Turkey contributed to Fund results, it was overshadowed by some stock-specific challenges in this market. For example, the Fund was hurt by a position in automobile importer and distributor Dogus Otomotiv Servis ve Ticaret AS, which fell more than 20% during the period on worries about pricing in the automotive sector in Turkey. Also detracting from performance were holding companies Koc and Haci Omer Sabanci Holding AS, which were owned at inopportune times during the period. In Southeast Asia, our investments were predominantly in stocks leveraged to benefit from the region's domestic economies. As these markets sold off during the summertimeb - a period of low liquidity - the Fund's exposure detracted from returns.


What changes were made to the portfolio during the period?

The most significant change to the portfolio's country weightings involved increasing exposure to Turkey, where we moved from an underweight position relative to our benchmark to a considerable overweighting. With this increased exposure, we believe the Fund is well positioned to benefit from the positive headlines surrounding Turkey's planned accession to the European Union. In particular, we are focused on areas that we believe could prosper as the country's economy benefits from this convergence. We also increased our overweight position in Brazil, again positioning the portfolio to benefit from an expected pick-up in domestic demand and economic improvement. By contrast, we eliminated the portfolio's Russian holdings given our concern about the increasingly anti-market stance of President Vladimir Putin's second administration.

In Asia, we dramatically increased our weighting in India, shifting from an underweight to a sizeable overweight. This was accomplished primarily by initiating positions in several banks as well as Mahindra & Mahindra to gain exposure to the growing domestic economy. However, we reduced exposure to Indonesia on valuation grounds, further increasing our underweight position there.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004



How would you characterize the Fund's position at the close of the period?

At period end, we maintained an underweight position in China, as we continue to have concerns about the sustainability of the country's rapid economic growth rate. The remainder of the portfolio, meanwhile, is positioned to capitalize on an Asian economic recovery, with a large overweight in Southeast Asia, particularly in Thailand and Malaysia.

We are underweight in Russia and, for reasons mentioned earlier, overweight in Turkey. In Latin America, we are positioned to benefit from continued strong performance in Brazil, based on our expectation for continued economic growth and strong commodity prices, especially for iron ore.

Our management strategy continues to focus on areas of the market that we believe are attractively valued and offer upside potential. Currently, our focus is on companies likely to benefit from strong domestic economies, rather than global cyclical stocks.


Nicholas Moakes
Vice President and Portfolio Manager


January 17, 2005



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                       6-Month           12-Month           10-Year
As of December 31, 2004                                              Total Return      Total Return       Total Return
Merrill Lynch Developing Capital Markets Fund Class A Shares*           +26.98%           +22.15%            +33.64%
Merrill Lynch Developing Capital Markets Fund Class B Shares*           +26.45            +21.19             +25.19
Merrill Lynch Developing Capital Markets Fund Class C Shares*           +26.49            +21.21             +23.24
Merrill Lynch Developing Capital Markets Fund Class I Shares*           +27.15            +22.48             +37.02
Morgan Stanley Capital International Emerging Markets Index**           +26.95            +25.95             +38.39

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/04                 +22.15%          +15.74%
Five Years Ended 12/31/04               + 3.13           + 2.02
Ten Years Ended 12/31/04                + 2.94           + 2.39

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/04                 +21.19%          +17.19%
Five Years Ended 12/31/04               + 2.30           + 1.93
Ten Years Ended 12/31/04                + 2.27           + 2.27

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/04                 +21.21%          +20.21%
Five Years Ended 12/31/04               + 2.28           + 2.28
Ten Years Ended 12/31/04                + 2.11           + 2.11

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/04                 +22.48%          +16.05%
Five Years Ended 12/31/04               + 3.39           + 2.28
Ten Years Ended 12/31/04                + 3.20           + 2.64

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                                               Ending           During the Period*
                                                       Beginning           Account Value         July 1, 2004 to
                                                     Account Value         December 31,            December 31,
                                                      July 1, 2004              2004                   2004
Actual

Class A                                                  $1,000              $1,269.80                $10.81
Class B                                                  $1,000              $1,264.50                $15.35
Class C                                                  $1,000              $1,264.90                $15.36
Class I                                                  $1,000              $1,271.50                $ 9.39

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,015.68                $ 9.60
Class B                                                  $1,000              $1,011.64                $13.64
Class C                                                  $1,000              $1,011.64                $13.64
Class I                                                  $1,000              $1,016.94                $ 8.34

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.89% for Class A, 2.69% for Class B, 2.69% for Class C and 1.64% for Class I ), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Schedule of Investments

                                                                                                                Value
Africa              Industry+++          Shares Held    Common Stocks                                     (in U.S. dollars)
South Africa--13.2% Commercial               252,000    ABSA Group Ltd.                                     $     3,399,065
                    Banks--5.8%            1,571,170    FirstRand Ltd.                                            3,723,119
                                             407,451    Standard Bank Group Ltd.                                  4,758,869
                                                                                                            ---------------
                                                                                                                 11,881,053

                    Diversified              120,100    Telkom SA Ltd.                                            2,089,159
                    Telecommunication
                    Services--1.0%

                    Household                346,070    Lewis Group Ltd.                                          2,395,692
                    Durables--1.2%

                    Insurance--1.9%          464,500    Old Mutual Plc                                            1,179,028
                                           1,122,100    Sanlam Ltd.                                               2,589,270
                                                                                                            ---------------
                                                                                                                  3,768,298

                    Metals & Mining--1.9%     60,700    AngloGold Ashanti Ltd.                                    2,144,204
                                              18,888    Impala Platinum Holdings Ltd.                             1,605,920
                                                                                                            ---------------
                                                                                                                  3,750,124

                    Paper & Forest            67,900    Sappi Ltd.                                                1,000,346
                    Products--0.5%

                    Specialty Retail--0.9%    35,630    Edgars Consolidated Stores Ltd.                           1,911,545

                                                        Total Common Stocks in Africa--13.2%                     26,796,217


Europe

Czech Republic--    Commercial Banks--0.6%     8,980    Komercni Banka AS                                         1,310,990
0.6%

                                                        Total Common Stocks in the Czech Republic                 1,310,990


Hungary--1.0%       Commercial Banks--0.4%    24,180    OTP Bank Rt.                                                745,236

                    Oil & Gas--0.6%           17,370    Mol Magyar Olajes Gazipari Rt.                            1,221,597

                                                        Total Common Stocks in Hungary                            1,966,833

                                                        Total Common Stocks in Europe--1.6%                       3,277,823


Latin America

Brazil--11.6%       Beverages--0.8%           54,437    Cia de Bebidas das Americas (a)                           1,542,200

                    Commercial Banks--2.4%    63,983    Banco Itau Holding Financeira SA (a)                      4,809,602

                    Diversified               99,099    Tele Norte Leste Participacoes SA (a)                     1,671,800
                    Telecommunication
                    Services--0.8%

                    Electric                  58,070    Cia Energetica de Minas Gerais (a)                        1,425,038
                    Utilities--0.7%

                    Metals & Mining--2.9%    239,766  ++Cia Vale do Rio Doce (a)                                  5,845,495

                    Oil & Gas--3.2%          179,753    Petroleo Brasileiro SA (a)                                6,508,856

                    Transportation            76,800    Cia de Concessoes Rodoviarias                             1,680,000
                    Infrastructure--0.8%
                                                        Total Common Stocks in Brazil                            23,482,991


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Schedule of Investments (continued)

Latin America                                                                                                   Value
(concluded)         Industry+++          Shares Held    Common Stocks                                     (in U.S. dollars)
Chile--1.9%         Airlines--0.7%            42,150    Lan Airlines SA (a)                                 $     1,357,230

                    Commercial Banks--0.5%    32,910    Banco Santander Chile SA (a)                              1,114,333

                    Electric                  72,130    Empresa Nacional de Electricidad SA/Chile (a)             1,315,651
                    Utilities--0.7%

                                                        Total Common Stocks in Chile                              3,787,214


Mexico--6.2%        Diversified               26,912    Telefonos de Mexico SA de CV (a)                          1,031,268
                    Telecommunication
                    Services--0.5%

                    Food & Staples           535,074    Wal-Mart de Mexico SA de CV                               1,838,462
                    Retailing--0.9%

                    Household                811,568  ++Corp GEO SA de CV Series B                                1,623,573
                    Durables--0.8%

                    Industrial               363,000    Alfa SA de CV                                             1,856,195
                    Conglomerates--0.9%

                    Media--0.8%               27,780    Grupo Televisa SA (a)                                     1,680,690

                    Wireless                  89,061    America Movil SA de CV (a)                                4,662,343
                    Telecommunication
                    Services--2.3%

                                                        Total Common Stocks in Mexico                            12,692,531


Peru--0.6%          Metals & Mining--0.6%     57,292    Cia de Minas Buenaventura SA (a)                          1,311,987

                                                        Total Common Stocks in Peru                               1,311,987

                                                        Total Common Stocks in Latin America--20.3%              41,274,723


Middle East

Israel--3.1%        Commercial Banks--2.1%   931,890    Bank Hapoalim Ltd.                                        3,142,972
                                             263,882    United Mizrahi Bank Ltd.                                  1,083,016
                                                                                                            ---------------
                                                                                                                  4,225,988

                    Pharmaceuticals--0.6%     39,150    Teva Pharmaceutical Industries Ltd. (a)                   1,169,019

                    Software--0.4%            36,165  ++Check Point Software Technologies                           890,744

                                                        Total Common Stocks in Israel                             6,285,751


Turkey--6.5%        Commercial         1,507,449,332    Finansbank                                                2,705,248
                    Banks--2.9%          577,286,750  ++Turkiye Is Bankasi C                                      3,189,311
                                                                                                            ---------------
                                                                                                                  5,894,559

                    Distributors--0.6%   369,482,040    Dogus Otomotiv Servis ve Ticaret AS                       1,183,658

                    Diversified        1,294,592,000    Haci Omer Sabanci Holding AS                              5,040,125
                    Financial
                    Services--2.4%

                    Industrial            42,514,000    Enka Insaat ve Sanayi AS                                  1,174,376
                    Conglomerates--0.6%
                                                        Total Common Stocks in Turkey                            13,292,718

                                                        Total Common Stocks in the Middle East--9.6%             19,578,469


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Schedule of Investments (continued)

                                                                                                                Value
Pacific Basin/Asia  Industry+++          Shares Held    Common Stocks                                     (in U.S. dollars)
Hong Kong--5.1%     Diversified              795,000  ++China Netcom Group Corp. Hong Kong Ltd.             $     1,079,065
                    Telecommunication      5,388,000    China Telecom Corp., Ltd.                                 1,975,607
                    Services--1.5%                                                                          ---------------
                                                                                                                  3,054,672

                    Insurance--1.0%        1,172,000  ++Ping An Insurance Group Co. of China Ltd.                 1,990,351

                    Marine--0.8%           3,965,000  ++China Shipping Container Lines Co., Ltd.                  1,594,121

                    Oil & Gas--1.8%        2,985,500    CNOOC Ltd.                                                1,603,621
                                           4,976,000    China Petroleum & Chemical Corp.                          2,048,606
                                                                                                            ---------------
                                                                                                                  3,652,227

                                                        Total Common Stocks in Hong Kong                         10,291,371


India--3.5%         Automobiles--1.5%        242,000    Mahindra & Mahindra Ltd.                                  3,031,263

                    Commercial Banks--1.5%       200    State Bank of India Ltd.                                      3,002
                                             396,100    UTI Bank Ltd.                                             1,687,548
                                             501,990    Union Bank Of India                                       1,256,996
                                                                                                            ---------------
                                                                                                                  2,947,546

                    Construction &            30,970    Larsen & Toubro Ltd.                                        699,621
                    Engineering--0.3%

                    Electric Utilities--0.0%     432    Reliance Energy Ltd.                                          5,211

                    Oil & Gas--0.2%           56,092    Chennai Petroleum Corp., Ltd.                               296,331
                                                 110    Reliance Industries Ltd. (Compulsory Demat Shares)            1,351
                                                                                                            ---------------
                                                                                                                    297,682

                                                        Total Common Stocks in India                              6,981,323


Indonesia--0.7%     Commercial             4,852,000    Bank Rakyat Indonesia                                     1,502,774
                    Banks--0.7%
                                                        Total Common Stocks in Indonesia                          1,502,774


Malaysia--6.1%      Commercial             1,556,190    Commerce Asset Holdings BHD                               1,924,761
                    Banks--1.8%            2,877,000    RHB Capital BHD                                           1,771,626
                                                                                                            ---------------
                                                                                                                  3,696,387

                    Construction &            43,000    IJM Corp. BHD                                                53,637
                    Engineering--0.0%

                    Diversified              808,900    Telekom Malaysia BHD                                      2,469,274
                    Telecommunication
                    Services--1.2%

                    Electric               1,112,100    YTL Corp. BHD                                             1,565,720
                    Utilities--0.8%

                    Energy Equipment &     2,637,120  ++SapuraCrest Petroleum BHD                                   784,196
                    Services--0.4%

                    Food Products--0.0%       17,200    IJM Plantations BHD                                           5,522

                    Hotels, Restaurants &    682,900    Resorts World BHD                                         1,797,105
                    Leisure--0.9%

                    Media--0.5%              924,700    New Straits Times Press BHD                                 968,502

                    Tobacco--0.5%             82,800    British American Tobacco Malaysia BHD                       996,868

                                                        Total Common Stocks in Malaysia                          12,337,211


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Schedule of Investments (continued)

Pacific Basin                                                                                                   Value
(continued)         Industry+++          Shares Held    Common Stocks                                     (in U.S. dollars)
Philippines--0.9%   Electric               4,221,800  ++Manila Electric Co                                  $     1,861,729
                    Utilities--0.9%
                                                        Total Common Stocks in the Philippines                    1,861,729


Singapore--0.8%     Food Products--0.8%    1,702,500    People's Food Holdings Ltd.                               1,564,414

                                                        Total Common Stocks in Singapore                          1,564,414


South Korea--15.1%  Auto Components--0.7%     21,490    Hyundai Mobis                                             1,359,732

                    Commercial Banks--2.1%    18,150    Hana Bank                                                   452,347
                                             162,900    Industrial Bank Of Korea                                  1,142,440
                                              66,861  ++Kookmin Bank                                              2,615,795
                                                                                                            ---------------
                                                                                                                  4,210,582

                    Construction &            82,700    LG Engineering & Construction Corp.                       2,276,806
                    Engineering--1.1%

                    Diversified Financial     50,434  ++GS Holdings Corp.                                         1,091,308
                    Services--0.5%

                    Diversified              123,650  ++KT Corp. (a)                                              2,696,807
                    Telecommunication
                    Services--1.3%

                    Electric                  96,700    Korea Electric Power Corp.                                2,508,110
                    Utilities--1.2%

                    Industrial                72,986    LG Corp.                                                  1,191,522
                    Conglomerates--0.6%

                    Metals & Mining--1.5%      9,460    POSCO                                                     1,708,868
                                             106,260    Poongsan Corp.                                            1,303,615
                                                                                                            ---------------
                                                                                                                  3,012,483

                    Semiconductors &          21,041    Samsung Electronics Co., Ltd.                             9,156,656
                    Semiconductor
                    Equipment--4.5%

                    Wireless                  51,580    KT Freetel Co., Ltd.                                      1,230,705
                    Telecommunication         10,390    SK Telecom Co., Ltd.                                      1,977,231
                    Services--1.6%                                                                          ---------------
                                                                                                                  3,207,936

                                                        Total Common Stocks in South Korea                       30,711,942


Taiwan--12.2%       Automobiles--1.0%      1,528,000    China Motor Corp.                                         1,933,506

                    Commercial             3,891,422    SinoPac Financial Holdings Co., Ltd.                      2,296,295
                    Banks--2.6%            3,294,183    Taishin Financial Holdings Co., Ltd.                      3,097,717
                                                                                                            ---------------
                                                                                                                  5,394,012

                    Computers &            1,700,901    Compal Electronics Inc.                                   1,701,438
                    Peripherals--1.7%        438,000    LITE-ON IT Corp.                                            898,391
                                             535,039    Quanta Computer Inc.                                        962,361
                                                                                                            ---------------
                                                                                                                  3,562,190

                    Electronic Equipment &   595,446    HON HAI Precision Industry                                2,762,088
                    Instruments--1.4%

                    Health Care              500,753    Pihsiang Machinery Manufacturing Co., Ltd.                  995,501
                    Equipment &
                    Supplies--0.5%

                    Insurance--1.7%        1,654,000    Cathay Financial Holding Co., Ltd.                        3,392,553

                    Metals & Mining--1.2%  2,220,466    China Steel Corp.                                         2,508,447


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Schedule of Investments (continued)

Pacific Basin                                                                                                   Value
(concluded)         Industry+++          Shares Held    Common Stocks                                     (in U.S. dollars)
Taiwan              Semiconductors &         269,910    MediaTek Inc.                                       $     1,839,715
(concluded)         Semiconductor
                    Equipment--0.9%

                    Wireless               2,241,000    Taiwan Cellular Corp.                                     2,510,429
                    Telecommunication
                    Services--1.2%

                                                        Total Common Stocks in Taiwan                            24,898,441


Thailand--5.5%      Commercial             1,121,800    Bangkok Bank PCL Foreign Shares                           3,291,768
                    Banks--2.6%            6,693,000  ++Bank of Ayudhya PCL                                       2,067,336
                                                                                                            ---------------
                                                                                                                  5,359,104

                    Diversified           12,975,000  ++True Corp. PCL                                            2,705,212
                    Telecommunication
                    Services--1.3%

                    Media--0.1%              427,700  ++United Broadcasting Corp. PCL Foreign Shares                269,721

                    Real Estate--0.4%      9,241,066  ++Sansiri PCL Foreign Shares                                  761,169

                    Wireless               2,091,000     Shin Corp. PCL Foreign Shares                            2,139,440
                    Telecommunication
                    Services--1.1%

                                                        Total Common Stocks in Thailand                          11,234,646

                                                        Total Common Stocks in the
                                                        Pacific Basin/Asia--49.9%                               101,383,851

                                                        Total Investments in Common Stocks
                                                        (Cost--$154,986,142)--94.6%                             192,311,083


Latin America                                           Preferred Stocks
Brazil--1.8%        Chemicals--0.8%       32,065,100  ++Braskem SA Preferred A Shares                             1,617,742

                    Metals & Mining--1.0%    104,600    Usinas Siderurgicas de Minas Gerais SA Preferred
                                                        Class A                                                   2,124,688

                                                        Total Investments in Preferred Stocks
                                                        (Cost--$3,108,426)--1.8%                                  3,742,430


Pacific Basin/Asia                                      Structured Notes
India--3.7%         Capital Markets--2.1%               UBS AG, Zero-Coupon Equity-Linked Notes:
                                             121,100       (Bharat Heavy Electricals), due 5/18/2005              2,155,580
                                             214,800       (Chennai Petroleum Corp. Ltd.), due 3/29/2005          1,140,588
                                              37,600       (Larson & Turbo Ltd.), due 4/28/2005                     853,520
                                                                                                            ---------------
                                                                                                                  4,149,688

                    Diversified Financial               Citigroup Global Markets Holdings Inc.:
                    Services--1.6%           200,974       (Birla Corporation Limited), due 1/20/2009 (c)           705,419
                                              63,475       (Jammu & Kashmi), due 1/19/2009 (c)                      559,215
                                             166,000       (Reliance Industries Limited), due 1/19/2009 (c)       2,036,820
                                                                                                            ---------------
                                                                                                                  3,301,454

                                                        Total Investments in Structured Notes
                                                        (Cost--$5,782,768)--3.7%                                  7,451,142


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Schedule of Investments (concluded)

                                                                                                                Value
Pacific Basin/Asia  Industry+++          Shares Held    Warrants (b)                                      (in U.S. dollars)
Malaysia--0.0%      Machinery--0.0%          217,410    Crest Petroleum BHD                                 $        31,466

                                                        Total Investments in Warrants
                                                        (Cost--$35,694)--0.0%                                        31,466


                                                Face
Europe                                        Amount    Fixed Income Securities
Ireland--0.5%       Chemicals--0.5%      $ 1,030,000    United Phosphorous, 1.50% due 11/06/2009                  1,122,700

                                                        Total Investments in Fixed Income Securities
                                                        (Cost--$1,030,000)--0.5%                                  1,122,700

                    Total Investments (Cost--$164,943,030++++)--100.6%                                          204,658,821
                    Liabilities in Excess of Other Assets--(0.6%)                                               (1,307,862)
                                                                                                            ---------------
                    Net Assets--100%                                                                        $   203,350,959
                                                                                                            ===============

  ++ Non-income producing security.

++++ The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

     Aggregate cost                                  $  168,061,337
                                                     ==============
     Gross unrealized appreciation                   $   42,312,294
     Gross unrealized depreciation                      (5,714,810)
                                                     --------------
     Net unrealized appreciation                     $   36,597,484
                                                     ==============


 +++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 (a) Depositary Receipts.

 (b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

 (c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

     Investments in companies considered to be an affiliate of the Fund
     (such companies are defined as "Affiliated Companies" in Section
     2(a)(3) of the Investment Company Act of 1940) were as follows:

                                              Net          Interest
     Affiliate                              Activity        Income

     Merrill Lynch Liquidity Series,
        LLC Cash Sweep Series I          $ (45,937,082)    $ 32,348


     See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Statement of Assets and Liabilities

As of December 31, 2004
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$164,943,030)                                                                  $   204,658,821
           Foreign cash (cost--$545,097)                                                                            550,810
           Receivables:
               Dividends                                                                  $       813,984
               Securities sold                                                                    549,276
               Capital shares sold                                                                 88,215
               Interest from affiliates                                                             3,686         1,455,161
                                                                                          ---------------
           Prepaid expenses                                                                                          23,766
                                                                                                            ---------------
           Total assets                                                                                         206,688,558
                                                                                                            ---------------

Liabilities

           Deferred foreign capital gain tax                                                                         13,655
           Payables:
               Custodian bank                                                                   1,830,390
               Capital shares redeemed                                                            910,577
               Securities purchased                                                               172,680
               Investment adviser                                                                 172,293
               Other affiliates                                                                    98,403
               Distributor                                                                         56,333         3,240,676
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    83,268
                                                                                                            ---------------
           Total liabilities                                                                                      3,337,599
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   203,350,959
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $       544,180
           Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            190,483
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            100,609
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            392,138
           Paid-in capital in excess of par                                                                     321,085,759
           Undistributed investment income--net                                           $       208,971
           Accumulated realized capital losses--net                                         (158,885,141)
           Unrealized appreciation--net                                                        39,713,960
                                                                                          ---------------
           Total accumulated losses--net                                                                      (118,962,210)
                                                                                                            ---------------
           Net Assets                                                                                       $   203,350,959
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $90,946,562 and 5,441,804 shares outstanding                     $         16.71
                                                                                                            ===============
           Class B--Based on net assets of $29,963,181 and 1,904,834 shares outstanding                     $         15.73
                                                                                                            ===============
           Class C--Based on net assets of $15,758,712 and 1,006,088 shares outstanding                     $         15.66
                                                                                                            ===============
           Class I--Based on net assets of $66,682,504 and 3,921,375 shares outstanding                     $         17.00
                                                                                                            ===============

           See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Statement of Operations

For the Six Months Ended December 31, 2004
Investment Income

           Dividends (net of $392,752 foreign withholding tax)                                              $     2,524,029
           Interest (including $32,348 from affiliates)                                                              36,031
                                                                                                            ---------------
           Total income                                                                                           2,560,060
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       940,458
           Custodian fees                                                                         146,668
           Account maintenance and distribution fees--Class B                                     142,439
           Transfer agent fees--Class A                                                           119,168
           Account maintenance fees--Class A                                                      103,083
           Transfer agent fees--Class I                                                            90,383
           Account maintenance and distribution fees--Class C                                      73,074
           Accounting services                                                                     59,815
           Transfer agent fees--Class B                                                            47,827
           Printing and shareholder reports                                                        35,488
           Professional fees                                                                       33,751
           Registration fees                                                                       26,732
           Transfer agent fees--Class C                                                            24,697
           Directors' fees and expenses                                                            22,677
           Pricing fees                                                                             4,946
           Other                                                                                   17,078
                                                                                          ---------------
           Total expenses before waiver                                                         1,888,284
           Waiver of expenses                                                                    (16,762)
                                                                                          ---------------
           Total expenses after waiver                                                                            1,871,522
                                                                                                            ---------------
           Investment income--net                                                                                   688,538
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss)on:
               Investments--net (including $26,193 foreign capital gain tax)                    7,348,542
               Foreign currency transactions--net                                               (337,170)         7,011,372
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net (including $13,655 of deferred foreign capital gain tax)       37,547,566
               Foreign currency transactions--net                                                 133,091        37,680,657
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                               44,692,029
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                              $   45,380,567
                                                                                                            ===============

           See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Statements of Changes in Net Assets
                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                           December 31,         June 30,
Increase (Decrease) in Net Assets:                                                             2004               2004
Operations

           Investment income--net                                                         $       688,538   $        51,486
           Realized gain--net                                                                   7,011,372        26,841,761
           Change in unrealized appreciation/depreciation--net                                 37,680,657       (6,990,868)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                45,380,567        19,902,379
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                                 --          (67,453)
               Class I                                                                                 --         (201,907)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders                         --         (269,360)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions     (30,250,500)       107,395,192
                                                                                          ---------------   ---------------

Redemption Fees

           Redemption fees                                                                          1,814                --
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                        15,131,881       127,028,211
           Beginning of period                                                                188,219,078        61,190,867
                                                                                          ---------------   ---------------
           End of period*                                                                 $   203,350,959   $   188,219,078
                                                                                          ===============   ===============
               * Undistributed (accumulated distributions in excess of)
                 investment income--net                                                   $       208,971   $     (479,567)
                                                                                          ===============   ===============

                 See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Financial Highlights
                                                                                      Class A
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             December 31,          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2004         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    13.16   $    10.27   $    10.19   $    10.35   $    13.68
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                          .06          .02          .01        (.06)        (.02)
           Realized and unrealized gain (loss)--net                3.49         2.92          .07        (.10)       (3.31)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        3.55         2.94          .08        (.16)       (3.33)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net                --        (.05)           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    16.71   $    13.16   $    10.27   $    10.19   $    10.35
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                  26.98%++       28.71%         .79%      (1.55%)     (24.34%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                             1.89%+++        2.12%        2.40%        2.44%        1.90%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses, net of waiver                             1.89%+++        2.25%        2.40%        2.44%        1.90%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                            1.91%+++        2.25%        2.40%        2.44%        1.90%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                        .83%+++         .17%         .07%       (.61%)       (.16%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   90,947   $   79,383   $   12,353   $   11,460   $   11,888
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    63.57%      182.51%       77.68%      114.72%       41.01%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

            ** Based on average shares outstanding.

            ++ Aggregate total investment return.

           +++ Annualized.

               See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Financial Highlights (continued)
                                                                                      Class B
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             December 31,          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2004         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    12.44   $     9.74   $     9.75   $     9.98   $    13.29
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                         --++        (.08)        (.09)        (.14)        (.11)
           Realized and unrealized gain (loss)--net                3.29         2.78          .08        (.09)       (3.20)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        3.29         2.70        (.01)        (.23)       (3.31)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    15.73   $    12.44   $     9.74   $     9.75   $     9.98
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                26.45%++++       27.72%       (.10%)      (2.30%)     (24.91%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                             2.69%+++        2.93%        3.25%        3.25%        2.72%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses, net of waiver                             2.69%+++        3.06%        3.25%        3.25%        2.72%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                            2.71%+++        3.06%        3.25%        3.25%        2.72%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                        .05%+++       (.66%)       (.98%)      (1.45%)      (1.00%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   29,963   $   30,102   $   15,106   $   25,714   $   37,713
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    63.57%      182.51%       77.68%      114.72%       41.01%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

            ** Based on average shares outstanding.

            ++ Amount is less than $.01 per share.

          ++++ Aggregate total investment return.

           +++ Annualized.

               See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Financial Highlights (continued)
                                                                                      Class C
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             December 31,          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2004         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    12.38   $     9.70   $     9.71   $     9.94   $    13.24
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                         --++        (.07)        (.07)        (.14)        (.11)
           Realized and unrealized gain (loss)--net                3.28         2.75          .06        (.09)       (3.19)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        3.28         2.68        (.01)        (.23)       (3.30)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    15.66   $    12.38   $     9.70   $     9.71   $     9.94
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                26.49%++++       27.63%       (.10%)      (2.31%)     (24.92%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                             2.69%+++        2.93%        3.24%        3.26%        2.73%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses, net of waiver                             2.69%+++        3.07%        3.24%        3.26%        2.73%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                            2.71%+++        3.07%        3.24%        3.26%        2.73%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                        .04%+++       (.62%)       (.84%)      (1.46%)       (.99%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   15,759   $   14,903   $    4,946   $    5,938   $    8,065
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    63.57%      182.51%       77.68%      114.72%       41.01%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

            ** Based on average shares outstanding.

            ++ Amount is less than $.01 per share.

          ++++ Aggregate total investment return.

           +++ Annualized.

               See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Consolidated Financial Highlights (concluded)
                                                                                      Class I
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             December 31,          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                          2004         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $    13.37   $    10.42   $    10.33   $    10.46   $    13.78
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net**                          .08          .06          .02        (.04)          .01
           Realized and unrealized gain (loss)--net                3.55         2.96          .07        (.09)       (3.33)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        3.63         3.02          .09        (.13)       (3.32)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net                --        (.07)           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    17.00   $    13.37   $    10.42   $    10.33   $    10.46
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                  27.15%++       29.11%         .87%      (1.24%)     (24.09%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and excluding
           reorganization expenses                             1.64%+++        1.88%        2.15%        2.18%        1.65%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses, net of waiver                             1.64%+++        2.02%        2.15%        2.18%        1.65%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                            1.66%+++        2.02%        2.15%        2.18%        1.65%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                       1.08%+++         .43%         .24%       (.37%)         .09%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   66,683   $   63,831   $   28,786   $   34,894   $   40,412
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    63.57%      182.51%       77.68%      114.72%       41.01%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effect of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

            ** Based on average shares outstanding.

            ++ Aggregate total investment return.

           +++ Annualized.

               See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004



Notes to Consolidated Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results of the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004



Notes to Consolidated Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004



Notes to Consolidated Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Custodian bank--The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. Effective December 1, 2004, MLIM agreed to waive .10% of its fee, resulting in an annual fee equal to .90% of the average daily value of the Fund's net assets. For the six months ended December 31, 2004, MLIM earned fees of $940,458, of which $16,762 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004



Notes to Consolidated Financial Statements (continued)


For the six months ended December 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                        $  370                $ 6,002
Class I                        $   54                $   768


For the six months ended December 31, 2004, MLPF&S received contingent deferred sales charges of $13,224 and $2,006 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

In addition, MLPF&S received $1,607 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2004.

For the six months ended December 31, 2004, the Fund reimbursed MLIM $1,963 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2004 were $116,065,618 and $119,990,975, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(30,250,500) and $107,395,192 for the six months ended December 31, 2004 and for the year ended June 30, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                              128,672   $      1,854,789
Automatic conversion of shares           200,680          2,772,152
                                  --------------   ----------------
Total issued                             329,352          4,626,941
Shares redeemed                        (919,113)       (13,250,410)
                                  --------------   ----------------
Net decrease                           (589,761)   $    (8,623,469)
                                  ==============   ================


Class A Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              582,844   $      7,630,596
Automatic conversion of shares           448,829          5,965,328
Shares issued resulting from
   reorganization                      4,458,700         57,454,433
Shares issued to shareholders
   in reinvestment of dividends            4,827             53,528
                                  --------------   ----------------
Total issued                           5,495,200         71,103,885
Shares redeemed                        (666,818)        (8,615,380)
                                  --------------   ----------------
Net increase                           4,828,382   $     62,488,505
                                  ==============   ================


Class B Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                               64,549   $        880,080
                                  --------------   ----------------
Automatic conversion of shares         (212,721)        (2,772,152)
Shares redeemed                        (367,290)        (4,868,334)
                                  --------------   ----------------
Total redeemed                         (580,011)        (7,640,486)
                                  --------------   ----------------
Net decrease                           (515,462)   $    (6,760,406)
                                  ==============   ================



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004



Notes to Consolidated Financial Statements (concluded)


Class B Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              402,237   $      5,208,762
Shares issued resulting from
   reorganization                      1,395,398         16,996,187
                                  --------------   ----------------
Total issued                           1,797,635         22,204,949
                                  --------------   ----------------
Automatic conversion of shares         (473,454)        (5,965,328)
Shares redeemed                        (455,344)        (5,647,000)
                                  --------------   ----------------
Total redeemed                         (928,798)       (11,612,328)
                                  --------------   ----------------
Net increase                             868,837   $     10,592,621
                                  ==============   ================


Class C Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                               37,458    $       526,523
Shares redeemed                        (234,730)        (3,128,138)
                                  --------------   ----------------
Net decrease                           (197,272)   $    (2,601,615)
                                  ==============   ================


Class C Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              277,957   $      3,477,032
Shares issued resulting from
   reorganization                        619,040          7,508,017
                                  --------------   ----------------
Total issued                             896,997         10,985,049
Shares redeemed                        (203,717)        (2,470,202)
                                  --------------   ----------------
Net increase                             693,280   $      8,514,847
                                  ==============   ================


Class I Shares for the
Six Months Ended                                             Dollar
December 31, 2004                         Shares             Amount

Shares sold                              170,537   $      2,578,625
Shares redeemed                      (1,021,849)       (14,843,635)
                                  --------------   ----------------
Net decrease                           (851,312)   $   (12,265,010)
                                  ==============   ================


Class I Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            4,350,740   $     50,886,921
Shares issued resulting from
   reorganization                      2,004,670         26,247,965
Shares issued to shareholders
   in reinvestment of dividends           15,425            173,376
                                  --------------   ----------------
Total issued                           6,370,835         77,308,262
Shares redeemed                      (4,359,441)       (51,509,043)
                                  --------------   ----------------
Net increase                           2,011,394   $     25,799,219
                                  ==============   ================


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the six months ended December 31, 2004, the Fund charged redemption fees of $1,814.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Commitments:
At December 31, 2004, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $32,000 and $499,000, respectively.


7. Capital Loss Carryforward:
On June 30, 2004, the Fund had a net capital loss carryforward of $159,851,427, of which $115,939,593 expires in 2005, $10,794,214 expires in 2007, $18,644,500 expires in 2008, $10,854,840 expires in
2010 and $3,618,280 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Nicholas D. Moakes, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Merrill Lynch Developing Capital
Markets Fund, Inc. retired. The Fund's Board of Directors wishes
Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
DECEMBER 31, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Developing Capital Markets Fund, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: February 24, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: February 24, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: February 24, 2005